JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H, Q, AND W

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated September 26, 2025 to PROSPECTUSES dated April 28, 2025

Changes to Variable Investment Options

This Supplement applies to INDEPENDENCE VARIABLE ANNUITY, INDEPENDENCE PREFERRED VARIABLE ANNUITY, INDEPENDENCE 2000 VARIABLE ANNUITY, REVOLUTION VALUE VARIABLE ANNUITY, VENTURE® VARIABLE ANNUITY, VENTURE III® VARIABLE ANNUITY, VENTURE VISION® VARIABLE ANNUITY, VENTURE VANTAGE® VARIABLE ANNUITY, WEALTHMARK VARIABLE ANNUITY, and WEALTHMARK ML3 VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements the prospectus dated April 28, 2025 for the Contract you purchased (the “Annuity Prospectus”).

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus please contact our Annuities Service Center at 1-800-344-1029 to request a free copy. You may also visit our website at www.jhannuities.com.

Effective June 1, 2025 (the “Effective Date”), there is a reduction in “Current Expenses” for the John Hancock Variable Insurance Trust (“JHVIT”) Blue Chip Growth Trust in the “Appendix: Portfolios Available Under the Contract” section of the Annuity Prospectus.

Accordingly, the “Current Expenses” of the JHVIT Blue Chip Growth Trust Portfolio are updated as follows in the “Appendix: Portfolios Available Under the Contract” section of each Annuity Prospectus where the appendix lists Blue Chip Growth Trust – Series I:

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24) (%)
			1-Year	5-Year	10-Year
To provide long-term growth of capital. Current income is a secondary objective.	Blue Chip Growth Trust - Series I John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.79%*	35.65	14.54	14.82

* This portfolio’s annual expenses reflect temporary fee or expense waivers or reimbursements.

The “Current Expenses” of the JHVIT Blue Chip Growth Trust Portfolio are updated as follows in the “Appendix: Portfolios Available Under the Contract” section of each Annuity Prospectus where the appendix lists Blue Chip Growth Trust – Series II:

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24) (%)
			1-Year	5-Year	10-Year
To provide long-term growth of capital. Current income is a secondary objective.	Blue Chip Growth Trust - Series II John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.99%*	35.36	14.31	14.58

* This portfolio’s annual expenses reflect temporary fee or expense waivers or reimbursements.

The “Current Expenses” of the JHVIT Blue Chip Growth Trust Portfolio are updated as follows in the “Appendix: Portfolios Available Under the Contract” section of each Annuity Prospectus where the appendix lists Blue Chip Growth Trust – Series NAV:

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24) (%)
			1-Year	5-Year	10-Year
To provide long-term growth of capital. Current income is a secondary objective.	Blue Chip Growth Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.74%*	35.73	14.60	14.87

* This portfolio’s annual expenses reflect temporary fee or expense waivers or reimbursements.

You should retain this Supplement for future reference.

Supplement dated September 26, 2025

09/25:VAPS81	333-70728	333-71074
	333-70730	033-79112
	333-70850	333-83558
	333-71072	333-164145
333-164147